TAMARACK FUNDS

Tamarack Enterprise Fund
Tamarack Enterprise Small Cap Fund

Supplement dated April 1, 2006
to the
Class A, Class C, Class R, and Class S Equity Funds Prospectus dated January 28, 2006,
Class I Shares Prospectus dated January 28, 2006, and
Statement of Additional Information dated January 28, 2006

Effective April 1, 2006, Ms. Heebner and Mr. James, co-portfolio managers for Tamarack Enterprise Fund and Tamarack Enterprise Small Cap Fund, became employees of OFI Institutional Asset Management, Inc (“OFI”).  OFI serves as sub-advisor to Tamarack Enterprise Fund and Tamarack Enterprise Small Cap Fund pursuant to interim sub-advisory agreements approved by the Board of Trustees.

Class I shares of Tamarack Enterprise Small Cap Fund are not currently available.